UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)       May 16, 2005
                                                --------------------------------

                         TELETOUCH COMMUNICATIONS, INC.
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             (Exact name of registrant as specified in its charter)


        Delaware                     001-13436                   75-2556090
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(State or other jurisdiction         Commission                 (IRS Employer
     of incorporation)               File Number)            Identification No.)


110 N. College, Suite 200, Tyler, Texas                           75702
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(Address of principal executive offices)                        (Zip Code)

Registrant's telephone number, including area code   (903) 535-7800
                                                  ------------------------------

                                       n/a
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         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
    CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On May 16, 2005, Teletouch Communications, Inc. ("TLL") issued a press release announcing the signing of a comprehensive three-year call center services and help-desk support agreement with Pontiac, Michigan-based GPSi, LLC. The press release is attached as Exhibit 99.1 to this Form 8-K and is furnished to, but not filed with, the Commission.


Item 9.01 Financial Statements and Exhibits.

(c)  Exhibits.

     Exhibit Number             Description of Exhibit
     --------------             ----------------------
         99.1                   Press release issued May 16, 2005

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                                   SIGNATURES
                                   ----------

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       Teletouch Communications, Inc.

Date: May 18, 2005
                                       By: /s/ J. Kernan Crotty
                                           -------------------------------------
                                           J. Kernan Crotty
                                           President and Chief Financial Officer

                                  EXHIBIT INDEX
                                  -------------

Exhibit                    Description
-------                    -----------

 99.1                      Press release issued May 16, 2005